SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

PARK CITY GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-03718	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

299 South Main Street, Suite 2370, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 645-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a vote of Security Holders.

On March 29, 2013, Park City Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

Stockholders approved the election of Randall K. Fields, Robert P. Hermanns, Robert W. Allen, James R. Gillis, William S. Kies, Jr., Richard Juliano, Austin F. Noll, Jr. and Ronald C. Hodge to serve on the Board of Directors until the 2014 annual meeting of stockholders, or until their successors are elected and qualified.

	For	Against	Abstain	Not Voted
Randall K. Fields	8,837,476	830,203	13,418	4,167,489
Robert P Hermanns	8,812,992	854,687	13,418	4,167,489
Robert W. Allen	9,471,733	195,946	13,418	4,167,489
James R. Gillis	8,770,699	896,980	13,418	4,167,489
William S. Kies, Jr.	8,837,493	830,186	13,418	4,167,489
Richard Juliano	8,778,849	888,830	13,418	4,167,489
Austin F. Noll, Jr.	8,837,493	830,186	13,418	4,167,489
Ronald C. Hodge	8,837,493	830,186	13,418	4,167,489

Proposal No. 2- Approval of an Amendment to and Restatement of the Company’s 2011 Employee Stock Purchase Plan

Stockholders approved an amendment to and restatement of the Company’s 2011 Employee Stock Purchase Plan to increase the number of authorized shares to 200,000 and to make certain other changes.

For	Against	Abstain	Not Voted
8,715,531	886,242	79,324	4,167,489

Proposal No. 3- Approval of an Amendment to and Restatement of the Company’s 2011 Stock Incentive Plan

Stockholders approved an amendment to and restatement of the Company’s 2011 Stock Incentive Plan to increase the number of authorized shares to 550,000 and to make certain other changes.

For	Against	Abstain	Not Voted
8,604,335	990,858	85,904	4,167,489

Proposal No. 4- Advisory Vote to Approve Executive Compensation

Stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement, dated February 28, 2013.

For	Against	Abstain	Not Voted
8,997,182	581,107	102,808	4,167,489

Proposal No. 5- Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

Stockholders approved, on an advisory (non-binding) basis, holding an advisory vote on the compensation of the Company’s named executive officers every three years. The Board of Directors will take this result into consideration, and the Company will file an amendment to this Form 8-K within the timeframe prescribed under Item 5.07 once the Board makes a final determination as to how frequently the Company will conduct an advisory vote on executive compensation in its proxy materials.

One Year	Two Years	Three Years	Abstain	Not Voted
1,485,975	473,625	7,552,158	169,339	4,167,489

Proposal No. 6- Ratification of Appointment of Auditors

Stockholders ratified the appointment of HJ & Associates, LLC as the Company’s independent auditors for the fiscal year ending June 30, 2013.

For	Against	Abstain
12,463,871	1,366,386	18,329

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP, INC.

Date: April 1, 2013	By:	/s/ Randall K. Fields
Randall K. Fields
Chief Executive Officer